广东怡安投资咨询有限公司股权转让合同书

转让方：梁伟伶（以下简称"甲方"）

身份证号码：440103196308174845

法定地址：广州市东山区丽水坊20号2014房

受让方：APEXTALK HOLDINGS, INC.（以下简称"乙方"）

法定地址：637，Howard Street, San Francisco, California

授权代表：曾传达　　　　国籍：中国

职务：董事

甲方在广东怡安投资咨询有限公司（以下简称"公司"）合法拥有49%的股权，现甲方有意向乙方转让其在公司拥有的39%的股权，并且甲方转让其股权已获得公司董事会的批准及符合中国公司法规定的其他条件。现甲、乙双方经友好协商，本着平等互利的原则，就甲方在公司拥有的39%的股权转让事宜达成如下条款：

第一条　股权转让价款

甲方同意根据本合同所规定的条件，以21,642,615.52元人民币将其在公司拥有的39%的股权转让给乙方，乙方同意以此价格受让甲方在公司拥有的39%的股权。股权转让完成后，乙方拥有公司90%的股权，甲方拥有公司10%的股权。

第二条　保证

甲方保证本合同第一条转让给乙方的股权为甲方合法拥有，甲方拥有完全、有效的处分权。甲方保证其所转让的股权没有设置任何抵押权或其他担保权，并免遭任何第三人的追索。否则，甲方承担由此而起的所有经济和法律责任。

乙方保证受让其股权已获得乙方的董事会决议的批准。乙方保证依本合同第一条规定的价款，在本合同生效之日起720天之内向甲方支付全部价款。

第三条　债权债务的分担

本协议生效后，乙方按其在公司中股权比例分享利益风险及亏损。

第四条　违约责任

1. 如果本合同任何一方未按本合同的规定，适当地、全面地履行其义务，应该承担违约责任。未违约一方由此产生的任何损害，应由违约一方赔偿未违约一方。

2. 如果乙方未能按本合同的规定按时支付股权价款，迟延一天，应向守约方支付作为违约金，由乙方向甲方支付。

第五条　合同的变更和解除

发生下列情况之一时，可变更或解除合同，但甲、乙双方须签署变更或解除协议，方可生效。

1. 由于不可抗力或由于一方当事人虽无过失但无法防止的外因，致使本合同无法

履行;

2. 因情况发生变化，甲、乙双方经过协商同意。

第六条　　适用法律和争议的解决

1. 本合同受中国法律管辖并按其解释。

2. 凡因本合同引起的或与本合同有关的任何争议，双方应友好协商解决。协商不成，应提交中国国际经济贸易仲裁委员会，按照申请仲裁时中国国际经济贸易仲裁委员会实施仲裁规则进行仲裁，仲裁裁决是终局的，对双方均有约束力。

第七条　　合同生效的条件

本合同由甲、乙双方法定代表人或委托代理人签字和盖章，并经审批机构批准予以生效。应于30天内向原登记管理机构办理变更登记手续。

第八条　　其他

1. 本合同正本一式 八 份，甲、乙双方各执 1 份，合营企业执 1 份，其余由有关政府部门留存。

2. 本合同由甲、乙双方于 2010 年六月廿八日在广州签署。

【本页以下无正文。】

【本页无正文，为广东怡安投资咨询有限公司股权转让合同书的签字页。】

甲方：梁伟伶
身份证号码：440103196308174845
签名：梁伟伶

乙方：APEXTALK HOLDINGS, INC.（盖章）
授权代表：曾传达　签名：曾传达

确认方：广东怡安投资咨询有限公司（盖章）
法定代表人：[illegible]
签名：

二零一零年六月十八日